United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2018

Jones Lang LaSalle Incorporated

(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 East Randolph Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-782-5800

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                     Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐                                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.405 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

Departure of Chief Financial Officer

On September 18, 2018, Jones Lang LaSalle Incorporated (the “Company”) announced that, Christie B. Kelly, Executive Vice President and Chief Financial Officer, notified the Company that she will be resigning from the Company to pursue other opportunities effective as of September 18, 2018. Ms. Kelly confirmed that her resignation did not result from a disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including its controls or financial related matters. The Company will begin a search for a permanent Chief Financial Officer immediately.

(c)

Appointment of Interim Chief Financial Officer

Effective September 18, 2018, Patricia Maxson, Chief Administrative Officer, will assume the role as principal financial officer on an interim basis.

Dr. Maxson has served in her current role as Executive Vice President and Chief Human Resources Officer since March 2012. Dr. Maxson will continue to serve in her current role while taking over the Company’s principal financial officer responsibilities until a successor to the principal financial officer role has been appointed. Information regarding Dr. Maxson’s employment history and other matters has been disclosed by the Company in its Definitive Proxy Statement on Schedule 14A, as amended, filed with the Securities and Exchange Commission on April 20, 2018.

No new compensation or severance arrangements were entered into in connection with Dr. Maxson’s appointment as interim principal financial officer.

A copy of the Company’s news release relating to Ms. Kelly’s resignation and Dr. Maxson’s appointment is attached hereto as Exhibit 99.1.

Cautionary Note Regarding Forward-Looking Information

This report and any exhibits to this report may contain forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, without limitation, known and unknown risks, uncertainties, and other factors which may cause JLL’s actual results, performance, achievements, plans and objectives, to be materially different from those expressed or implied by such forward-looking statements. Any forward-looking statements speak only as of the date of this report, and except to the extent required by applicable securities laws, we expressly disclaim any obligation or undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in our expectations or results, or any change in events.

We caution investors not to rely unduly on any forward-looking statement and urge you to carefully consider the risks described in our most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, filed with the Securities and Exchange Commission.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

99.1	News release issued by Jones Lang LaSalle Incorporated on September 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2018	JONES LANG LASALLE INCORPORATED

	By:	/s/ Alan K. Tse
		Name:	Alan K. Tse
		Title:	Global Chief Legal Officer and Corporate Secretary